Exhibit 10.9

ASSIGNMENT

TO:         Minto Builders (Florida), Inc.                             DATE:    October 11, 2005

FROM:   Inland Real Estate Acquisitions, Inc.

                For value received, Inland Real Estate Acquisitions, Inc., hereby transfers, sets over and assigns all its rights and interest in and to that certain real estate purchase agreement, dated May 18, 2005 (the “Purchase Agreement”), for the multiple properties listed therein, located primarily within the State of Texas, and more particularly described in such agreement, to Minto Builders (Florida), Inc. (“Minto”).

                For value received Minto hereby accepts the foregoing assignment and agrees to perform the obligations of Purchaser set forth in the Purchase Agreement.

Inland Real Estate Acquisitions, Inc.

By:	ILLEGIBLE
Title:	President

Minto Builders (Florida) Inc.

By:
Title:

By:
Title:

c: The Seller’s listed in the Purchase Agreement

NOTICE OF ASSIGNMENT

TO:         The Parties Listed on the List of Sellers Attached Hereto            DATE:    October 11, 2005

FROM:   Inland Real Estate Acquisitions, Inc. and Minto Builders (Florida), Inc.

                Notice is hereby given that all of our rights and interest in the letter agreement dated May 18, 2005 for the multiple properties located primarily within the State of Texas and more particularly described in such agreement, (collectively the ”Property”), have been assigned to Minto Builders (Florida), Inc. and that such agreement, in whole or in part, will be further assigned to entities wholly-owned, directly or indirectly, by Minto Builders (Florida), Inc. and to Wachovia Bank, National Association as qualified intermediary to facilitate a like-kind exchange under Section 1031 of the Internal Revenue Code.

Inland Real Estate Acquisitions, Inc.

By:	ILLEGIBLE
Title:	President

Minto Builders (Florida), Inc.

By:
Title:

By:
Title:

Acknowledgement:

The undersigned does hereby consent to the assignment and acceptance of Inland Real Estate Acquisitions, Inc. rights under the letter agreement.

SEE SIGNATURE ATTACHED HERETO

c: J. Daniel Choplin, Wachovia Bank, National Association

24 Hour 249 & Jones Road:

20 A-K, L.P., a Texas limited partnership

By:	A-K Highway 249, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

24 Hour Woodlands:

A-S 38 WOODLAND PKWY-SIX PINES, L.P., a Texas limited partnership

By:	A-S 38, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

6101 Richmond Building:

16 RICHMOND LTD., a Texas limited partnership

By:	Jadco G.P. Corp., a Texas corporation

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

6234 Richmond:

19 RICHMOND AVE., L.P., a Texas limited partnership

By:	Richmond 19, L.C., a Texas limited liability company

	By:	/s/ KYLE D. LIPPMAN
	Name:	Kyle D. Lippman
	Title:	Sole Member

11500 Market Street:

HUNTING BAYOU, L.P., a Texas limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Antoine Town Center:

A-S 27 ANTOINE-HWY 249, L.P., a Texas limited partnership

By:	A-S 27, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Ashford Plaza:

11 BISSONNET/HIGHWAY 6, L.P., a Texas limited partnership

By:	Grant Road Capital, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Atascocita Shopping Center:

A-K-S 31 ATASCOCITA, L.P., a Texas limited partnership

By:	A-K-S 31, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Bay Colony Town Center:

A-S 56 IH-45 SOUTH-FM 646, L.P., a Texas limited partnership

By:	A-S 56, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Blackhawk Town Center:

A-S 66 BELTWAY 8-BLACKHAWK, L.P., a Texas limited partnership

By:	A-S 66, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Carver Creek Shopping Center:

9 A-K, L.P., a Texas limited partnership

By:	A-K Texas Venture Capital, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Chili’s Ground Lease:

A-K I-10 EAST, L.P., a Texas limited partnership

By:	Grand Road Capital, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Cinemark 12:

A-S 68 HWY 288-SILVER LAKE, L.P., a Texas limited partnership

By:	A-S 68, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Cinemark Jacinto City:

A-K 17 CINEMA #1, L.P., a Texas limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Cinemark Webster:

AK-18 CINEMA #2, L.P., a Texas limited partnership

By:	AK-18 Cinema, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Cv-Fair Town Center:

A-S 46 HWY 290-SPRING CYPRESS, L.P., a Texas limited partnership

By:	A-S 46, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Cypress Town Center:

A-S 47 JONES-CYPRESS N. HOUSTON, L.P., a Texas limited partnership

By:	A-S 47, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Eldridge Lakes Town Center:

A-S-K 41 ELDRIDGE-W. LITTLE YORK, L.P., a Texas limited partnership

By:	A-S-K 41, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Eldridge Town Center:

ELDRIDGE-FM 1960, LTD., a Texas limited partnership

By:	Eldridge-FM 1960 GP, LLC, a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Friendswood:

A-S 30 FM 518-FM 528, L.P., a Texas limited partnership

By:	A-S 30, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Highland Plaza:

A-K 74 MASON-HIGHLAND, L.P., a Texas limited partnership

By:	A-K 74, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Hunting Bayou:

HUNTING BAYOU, L.P., a Texas limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Joe’s Crab Shack:

A-K-TEXAS VENTURE CAPITAL, L.C., a Texas limited partnership

By:	/s/ STEVEN D. ALVIS
Name:	Steven D. Alvis
Title:	Member

NTB Eldridge:

A-S 58 FM 1960-ELDRIDGE, L.P., a Texas limited partnership

By:	A-S 58, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Pinehurst:

A-K COMMERCIAL PROPERTIES, L.C., a Texas limited partnership

By:	/s/ STEVEN D. ALVIS
Name:	Steven D. Alvis
Title:	Member

Saratoga Town Center:

A-S 54 SARATOGA-STAPLES, L.P., a Texas limited partnership

By:	A-S 54, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Sherman Town Center:

A-S 60 HWY 75-LOY LAKE, L.P., a Texas limited partnership

By:	Sherman GP, LLC, a Delaware limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Manager

Spring Town Center:

A-K-S 75 NEC SPRING TOWN CENTER, L.P., a Texas limited partnership

By:	A-K-S 75, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Stables Town Center:

SPRING CYPRESS-CHAMPION FOREST 24, L.P., a Texas limited partnership

By:	SAKK-24, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Tomball Town Center:

A-S 62 HWY 249-FM 2920, L.P., a Texas limited partnership

By:	A-S 62, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Walgreen’s-Springfield:

A-S 63 NATIONAL-CHEROKEE, L.P., a Texas limited partnership

By:	A-S 63, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

West End Square:

11 BISSONNET/HIGHWAY 6, L.P., a Texas limited partnership

By:	Grant Road Capital, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member

Willis Town Center:

A-S 42 I-45-FM 1097, L.P., a Texas limited partnership

By:	A-S 42, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Winchester Town Center:

A-S 65 JONES-WEST, L.P., a Texas limited partnership

By:	A-S 65, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member-Manager

Woodforest Square:

14 WOODFOREST L.P., a Texas limited partnership

By:	A-K Texas Venture Capital, L.C., a Texas limited liability company

	By:	/s/ STEVEN D. ALVIS
	Name:	Steven D. Alvis
	Title:	Member